SMITH BARNEY
SMALL CAP
VALUE FUND

-----------------
ANNUAL REPORT
----------------
September 30, 1999

LOGO: SMITH BARNEY MUTUAL FUNDS


NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE

SMITH BARNEY
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

The SMITH BARNEY SMALL CAP VALUE FUND ("Fund") seeks long-term capital appreciation by investing primarily in the common stocks of companies with relatively small market capitalizations.

SMITH BARNEY SMALL CAP VALUE FUND
AVERAGE ANNUAL TOTAL RETURNS
SEPTEMBER 30, 1999

                                                WITHOUT SALES CHARGES(1)
                                         ---------------------------------------
                                         CLASS A         CLASS B         CLASS L
--------------------------------------------------------------------------------
Since Inception+++                        6.14%            5.70%           5.70%
--------------------------------------------------------------------------------

                                                  WITH SALES CHARGES(2)
                                         ---------------------------------------
                                         CLASS A         CLASS B         CLASS L
--------------------------------------------------------------------------------
Since Inception+++                        0.83%            0.70%           3.60%
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00% respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
  + Total return is not annualized, as it may not be representative of the total return for the year.
 ++ Inception date for Class A, B and L shares is February 26, 1999.



--------------------------------------------------------------------------------
FUND HIGHLIGHT
Relative to the Russell 2000 Value Index, we believe we have constructed a portfolio that has higher quality assets, high return potential and currently more attractive valuations.

As to the Fund's sector weightings versus the Russell 2000 Value Index, we have a neutral weighting in financials, the largest sector in the index. With our bank holdings, we have generally owned well-capitalized franchises located in major metropolitan areas because we think they offer greater potential as takeover candidates and the convenience they offer consumers may make them less vulnerable to the threat of Internet banking.

--------------------------------------------------------------------------------
NASDAQ SYMBOL

           Class A                     SBVAX
           Class B                     SBVBX
           Class L                     SBVLX

--------------------------------------------------------------------------------
WHAT'S INSIDE

SHAREHOLDER LETTER............................................ 1
HISTORICAL PERFORMANCE ....................................... 4
SCHEDULE OF INVESTMENTS ...................................... 5
STATEMENT OF ASSETS AND LIABILITIES .......................... 8
STATEMENT OF OPERATIONS ...................................... 9
STATEMENT OF CHANGES IN NET ASSETS .......................... 10
NOTES TO FINANCIAL STATEMENTS ............................... 11
FINANCIAL HIGHLIGHTS ........................................ 15
INDEPENDENT AUDITORS' REPORT................................. 16

--------------------------------------------------------------------------------
SHAREHOLDER LETTER



PICTURES OF

HEATH B. MCLENDON
CHAIRMAN

PETER J. HABLE
VICE PRESIDENT

DEAR SHAREHOLDER:
We are pleased to provide the annual report for the Smith Barney Small Cap Value Fund ("Fund") for the period ended September 30, 1999. In this report we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope that you find this report useful and informative.


PERFORMANCE UPDATE AND INVESTMENT STRATEGY
The Fund commenced operations on February 26, 1999. Since inception through September 30, 1999, the Class A, B and L shares of the Fund returned 6.14%, 5.70% and 5.70%, respectively, without sales charges.

Our research team focuses on small-capitalization companies. We think that the pricing inefficiencies inherent in the small-cap market enable us to find fundamental value and significant capital appreciation potential. We look for small-cap stocks that sell at a low price relative to several measures of value and where we believe that some dynamic change in a company or an industry may enhance stock price performance. We prefer to invest in companies that generate significant free cash flow, maintain strong balance sheets, produce a high return on equity and where there is significant management ownership.


MARKET UPDATE
In our opinion, small-cap stocks appear to have completed a cyclical bear market where valuations have fallen to such a degree that the stage may be set for an extended small-cap bull market. One of the quantitative research services we utilize has taken stock market data from 1960 through 1999, a period of almost 40 years, and related the inflation-adjusted, real cash flow returns for large-capitalization companies to those generated by smaller issues. The current period is unique in the sense that the valuation differential in favor of smaller companies is the most extreme it has been since 1960. (In fact, almost all other relative small-cap stock valuation measures such as P/E ratios are at 40 year lows as well.)

The consensus thinking is that this valuation disparity between small and large-cap stocks is a function of the realities of "new era" investing, where large-sized mutual funds dominate and emphasize only larger, more liquid names. In other words, the wide spread in values between large and small-cap companies is a permanent part of the investment landscape and a manifestation of a new business reality rather than indicative of investment opportunities.

We recognize that many factors may have changed the investment landscape in the last few decades and that the growth of large-sized mutual funds and concentrated pools of money are among them. However, when valuation extremes between large-sized and small-sized companies get as wide as they are today, we believe that there is a strong probability that some investors may arbitrage the differences. Mutual funds are not the only source of capital to implement the arbitrage. Other sources of capital include a high level of insider buying in smaller-sized companies, increased share repurchase programs, the highest level of mergers and acquisitions in small-cap companies


--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                              1
ever recorded and a record number of leveraged buyouts (LBOs) of small-sized companies.

Today, many investors appear willing to pay almost any P/E ratio for many larger-sized companies, regardless of their underlying growth rates. We believe the bull market for these large-cap issues should slow and that the returns for large-cap stocks may go back to their lower historical averages. While no guarantees can be made, we believe small-cap stocks may offer more competitive returns given their undervaluations versus large-cap stocks.


PORTFOLIO UPDATE*
As of September 30, 1999, the Fund's portfolio was made up of 86 stocks, which represent about 90% of the net asset value ("NAV"). Roughly 10% of the Fund's portfolio is held in Russell 2000 Small Cap Index futures to keep it fully invested. We expect the percentage of the Fund's assets held in stock index futures to be reduced over time as we take advantage of short-term price volatility to add to our targeted stocks. We also anticipate that the number of holdings in the Fund's portfolio should stay at this level.

Turning to some of the investment characteristics of the Fund's portfolio, as of October 25, 1999 the average capitalization of the stocks held in the Fund's portfolio was $1.05 billion versus $693 million for the Russell 2000 Value Index. What follows are some comparisons between the Fund and the Russell 2000 Value Index**:

                                 SMITH BARNEY
                                   SMALL CAP     RUSSELL 2000
                                  VALUE FUND      VALUE INDEX
                                --------------  --------------

Average P/E ratio                       11.9%          14.0%
Average price/cash flow                  9.1           23.3
Average price/sales                      1.8           11.4
Average return on equity                10.3            7.4

Relative to the Russell 2000 Value Index, we believe we have constructed a portfolio that has higher quality assets, higher return potential and currently more competitive valuations.

As to the Fund's sector weightings versus the Russell 2000 Value Index, we have a neutral weighting in financials, the largest sector in the index. With our bank holdings, we have generally owned well-capitalized franchises located in major metropolitan areas because we think they offer greater potential as takeover candidates and the convenience they offer consumers may make them less vulnerable to the threat of Internet banking.

As of September 30, 1999, the Fund's largest bank and thrift holdings were City National, Cullen/Frost and U.S. Trust. Of the real estate investment trusts ("REITs") within the Fund's financial sector holdings, we were underweighted in shopping center and lodging stocks. Spieker Properties, TriNet Corp and Highwoods Properties are our largest holdings. The banks and REITs have been two of the worst performing groups so far in 1999 and we feel they have competitive values and we may therefore overweight this sector in the near future.

We also have neutral weightings in consumer discretionary, capital goods, utilities, basic materials, energy and transformation. In the consumer discretionary sector, our largest holdings were Pier 1 Imports and Buffets. Both companies have unique franchises and strong balance sheets. The Fund's largest capital goods holdings were Roper Industries and Federal Signal. Roper designs and manufactures industrial controls, fluid-handling products and instrumentation products for a variety of markets, while Federal Signals manufacturers and supplies safety, signaling and communication equipment.

In the utilities sector, our top holdings were Citizens Utilities and Eastern Enterprises, both strategically located with the potential to be taken over. In the

--------
 *Please note that the Fund's holdings are subject to change.

**The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower P/E ratios and forcasted growth values.



--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders
paper and related products sector, our largest holdings -- Caraustar Industries and Wausau-Mosinee Paper -- were tied to the recovering paper industry.

In the energy sector the Fund's largest holdings, Barrett Resources and Union Pacific Resources, hold significant natural gas reserves. We believe that natural gas prices should continue to recover in the months ahead and we expect we may also overweight this sector going forward. In transportation, the Fund's largest holdings were the railroad Wisconsin Central and the marine transportation company Kirby Corp.

We are currently underweighted in technology and healthcare. These sectors have been the most expensive small-cap areas and it has been difficult to identify companies that represent compelling values. In the technology sector, the Fund's largest holding was Cypress Semiconductor, a stellar performer for the Fund, and the disc drive company Maxtor Corp. In healthcare, the only area that we have found attractive values during the reporting period were in health maintenance organizations ("HMOs") such as Foundation Health Systems.


MARKET OUTLOOK
With many small-cap stocks trading at record low valuations versus large-cap stocks, we believe that this area of the market shows great promise over the long term. In closing, thank you for investing in the Smith Barney Small Cap Value Fund. We look forward to continuing to help you pursue your financial goals in the years ahead.

Sincerely,




/S/ HEATH B. MCLENDON                /S/ PETER J. HABLE
HEATH B. MCLENDON                    PETER J. HABLE
Chairman                             Vice President



October 26, 1999


--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                              3

HISTORICAL PERFORMANCE - CLASS A SHARES
==================================================================================================================================

                                                     NET ASSET VALUE
                                                -------------------------
                                                BEGINNING           END             INCOME        CAPITAL GAIN          TOTAL
PERIOD ENDED                                    OF PERIOD        OF PERIOD         DIVIDEND       DISTRIBUTION        RETURN(1)
----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99                             $11.40           $12.10             $0.00            $0.00            6.14%+
----------------------------------------------------------------------------------------------------------------------------------

HISTORICAL PERFORMANCE - CLASS B SHARES
==================================================================================================================================

                                                     NET ASSET VALUE
                                                -------------------------
                                                BEGINNING           END             INCOME        CAPITAL GAIN          TOTAL
PERIOD ENDED                                    OF PERIOD        OF PERIOD         DIVIDEND       DISTRIBUTION        RETURN(1)
----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99                             $11.40           $12.05             $0.00            $0.00            5.70%+
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

                                                     NET ASSET VALUE
                                                -------------------------
                                                BEGINNING           END             INCOME        CAPITAL GAIN          TOTAL
PERIOD ENDED                                    OF PERIOD        OF PERIOD         DIVIDEND       DISTRIBUTION        RETURN(1)
----------------------------------------------------------------------------------------------------------------------------------
Inception*-- 9/30/99                             $11.40           $12.05             $0.00            $0.00            5.70%+
----------------------------------------------------------------------------------------------------------------------------------

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY,
ANNUALLY.



AVERAGE ANNUAL TOTAL RETURNS
================================================================================

                                             WITHOUT SALES CHARGES(1)
                                            -------------------------
                                    CLASS A          CLASS B           CLASS L
--------------------------------------------------------------------------------
Inception* through 9/30/99+          6.14%            5.70%             5.70%
--------------------------------------------------------------------------------

                                              WITH SALES CHARGES(2)
                                            -------------------------
                                    CLASS A          CLASS B           CLASS L
--------------------------------------------------------------------------------
Inception* through 9/30/99+          0.83%            0.70%             3.60%
--------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURNS
================================================================================

                                                   WITHOUT SALES CHARGES(1)
                                                  -------------------------
Class A   (Inception* through 9/30/99)                       6.14%
--------------------------------------------------------------------------------
Class B   (Inception* through 9/30/99)                       5.70
--------------------------------------------------------------------------------
Class L   (Inception* through 9/30/99)                       5.70
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
  * Inception date for Class A, B and L shares is February 26, 1999.
  + Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS                                            SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------



      SHARES      SECURITY                                                   VALUE
======================================================================================
COMMON STOCK -- 85.4%
AUTOS AND TRANSPORTATION -- 3.1%
         9,000    Arnold Industries, Inc.                                    $ 113,625
        65,000    Covenant Transport, Inc., Class A Shares+                    991,250
        86,000    Kirby Corp.+                                               1,687,750
       120,000    Wisconsin Central Transportation Corp.+                    1,642,500
--------------------------------------------------------------------------------------
                                                                             4,435,125
--------------------------------------------------------------------------------------
CAPITAL GOODS -- 5.2%
        88,500    Federal Signal Corp.                                       1,758,937
        56,500    IDEX Corp.                                                 1,599,656
        51,000    Meritor Automotive, Inc.                                   1,064,625
        34,000    Precision Castparts Corp.                                  1,037,000
        52,500    Roper Industries, Inc.                                     2,008,125
--------------------------------------------------------------------------------------
                                                                             7,468,343
--------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 16.2%
       106,000    Ambassadors International, Inc.+                           1,424,375
        69,500    American Greetings Corp., Class A Shares                   1,789,625
       155,000    Arctic Cat Inc.                                            1,482,188
       163,500    Buffets, Inc.+                                             1,900,687
        58,500    Corn Products International, Inc.                          1,780,594
        43,500    Footstar, Inc.+                                            1,533,375
        80,500    Interstate Bakeries Corp.                                  1,851,500
        44,500    Lancaster Colony Corp.                                     1,424,000
        54,000    Liz Claiborne, Inc.                                        1,674,000
        14,500    Maxwell Shoe Co. Inc.+                                       127,781
        43,200    The Pantry, Inc.+                                            480,600
       325,000    Pier 1 Imports, Inc.                                       2,193,750
       139,000    Rexall Sundown, Inc.+                                      1,711,437
       113,000    Ruddick Corp.                                              1,793,875
        92,500    Scientific Games Holdings Corp.+                           1,826,875
        31,400    Sturm, Ruger & Co., Inc.                                     282,600
--------------------------------------------------------------------------------------
                                                                            23,277,262
--------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 15.5%
        48,000    Chittenden Corp.                                           1,368,000
        60,000    City National Corp.                                        2,013,750
        75,000    Cullen/Frost Bankers Inc.                                  1,875,000
        48,000    FirstMerit Corp.                                           1,218,000
        93,000    Golden State Bancorp Inc.+                                 1,668,187
        49,500    GreenPoint Financial Corp.                                 1,314,844
        55,000    InterWest Bancorp, Inc.                                    1,141,250
        42,500    Investors Financial Services Corp.                         1,460,937
        65,000    Old Republic International Corp.                             938,438
        35,000    People's Bank                                                826,875
        70,000    Peoples Heritage Financial Group, Inc.                     1,163,750
        37,500    Radian Group Inc.                                          1,610,156
        50,000    Sky Financial Group, Inc.                                  1,175,000
        22,000    U.S. Trust Corp.                                           1,768,250


                        SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                              5

--------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                                SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------



      SHARES      SECURITY                                                 VALUE
======================================================================================
FINANCIAL SERVICES -- 15.5% (CONTINUED)
        67,500    Waddell & Reed Financial, Inc.                           $ 1,497,656
        45,000    Webster Financial Corp.                                    1,147,500
--------------------------------------------------------------------------------------
                                                                            22,187,593
--------------------------------------------------------------------------------------
HEALTHCARE -- 1.4%
       170,000    Foundation Health Systems, Inc., Class A Shares+           1,604,375
       115,000    Omega Protein Corp.+                                         352,188
--------------------------------------------------------------------------------------
                                                                             1,956,563
--------------------------------------------------------------------------------------
INTEGRATED OIL -- 4.2%
        60,000    Barrett Resources Corp.+                                   2,216,250
       200,000    Santa Fe Snyder Corp.+                                     1,800,000
       125,000    Union Pacific Resources Group Inc.                         2,007,813
--------------------------------------------------------------------------------------
                                                                             6,024,063
--------------------------------------------------------------------------------------
MACHINERY - FARM -- 1.7%
       165,000    AGCO Corp.                                                 2,145,000
        40,000    CTB International Corp.+                                     272,500
--------------------------------------------------------------------------------------
                                                                             2,417,500
--------------------------------------------------------------------------------------
MATERIALS AND PROCESSING -- 4.1%
        48,000    Cleveland-Cliffs Inc.                                      1,494,000
        90,000    Engelhard Corp.                                            1,636,875
        70,000    Hawk Corp., Class A Shares+                                  367,500
       118,200    Oregon Steel Mills, Inc.                                   1,322,363
        67,500    Wolverine Tube, Inc.+                                      1,046,250
--------------------------------------------------------------------------------------
                                                                             5,866,988
--------------------------------------------------------------------------------------
OTHER ENERGY -- 0.9%
        37,500    Peoples Energy Corp.                                       1,319,531
--------------------------------------------------------------------------------------
PAPER AND RELATED PRODUCTS -- 2.8%
        77,000    Caraustar Industries, Inc.                                 1,963,500
        26,400    Pope & Talbot, Inc.                                          326,700
       142,000    Wausau-Mosinee Paper Corp.                                 1,721,750
--------------------------------------------------------------------------------------
                                                                             4,011,950
--------------------------------------------------------------------------------------
PRODUCER DURABLES -- 1.3%
       103,000    Cooper Tire & Rubber Co.                                  1,815,375
--------------------------------------------------------------------------------------
REAL ESTATE -- 15.2%
        58,500    Arden Realty, Inc.                                         1,272,375
        40,000    Avalonbay Communities, Inc.                                1,355,000
        41,250    Boston Properties Inc.                                     1,265,859
        95,000    Catellus Development Corp.+                                1,116,250
        44,000    Cousins Properties Inc.                                    1,493,250
        85,000    Duke - Weeks Realty Corp.                                  1,657,500
        55,000    FelCor Lodging Trust Inc.                                    962,500
        40,000    General Growth Properties, Inc.                            1,260,000
        65,000    Highwoods Properties, Inc.                                 1,681,875
        62,500    Kilroy Realty Corp.                                        1,320,313
        35,000    Kimco Realty Corp.                                         1,251,250
        57,500    The Rouse Co.                                              1,322,500
        49,500    Spieker Properties, Inc.                                   1,717,031
        77,500    Trammell Crow Co.+                                         1,026,875


                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (CONTINUED)                                SEPTEMBER 30, 1999
--------------------------------------------------------------------------------------



      SHARES      SECURITY                                                 VALUE
======================================================================================

REAL ESTATE -- 15.2% (CONTINUED)
        74,000    TriNet Corporate Realty Trust, Inc.                      $ 1,762,125
        62,500    Del E. Webb Corp.+                                         1,375,000
--------------------------------------------------------------------------------------
                                                                            21,839,703
--------------------------------------------------------------------------------------
TECHNOLOGY -- 6.9%
        81,000    Belden Inc.                                                1,660,500
        61,200    Carpenter Technology Corp.                                 1,499,400
       141,250    Cypress Semiconductor Corp.+                               3,036,875
       100,000    JDA Software Group, Inc.+                                  1,168,750
       382,500    Maxtor Corp.+                                              2,522,109
--------------------------------------------------------------------------------------
                                                                             9,887,634
--------------------------------------------------------------------------------------
UTILITIES -- 6.9%
        77,500    Avista Corp.                                               1,361,094
       157,500    Citizens Utilities Co., Class B Shares+                    1,781,719
        35,100    Eastern Enterprises                                        1,629,956
        42,500    IDACORP, Inc.                                              1,280,312
        50,000    Sierra Pacific Resources                                   1,112,500
        42,500    WPS Resources Corp.                                        1,192,656
        57,500    Washington Gas Light Co.                                   1,559,688
--------------------------------------------------------------------------------------
                                                                             9,917,925
--------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost-- $118,548,145)                                    122,425,555
======================================================================================
      FACE
      AMOUNT        SECURITY                                               VALUE
======================================================================================

U.S. TREASURY BILLS -- 0.9%
                  U.S. Treasury Bills:
    $1,000,000     due 10/14/99                                                998,415
       200,000     due 12/16/99                                                198,066
        50,000     due 12/30/99                                                 49,409
--------------------------------------------------------------------------------------
                  TOTAL U.S. TREASURY BILLS
                  (Cost-- $1,245,865)                                        1,245,890
======================================================================================

                  SUB-TOTAL INVESTMENTS
                  (Cost-- $119,794,010)                                    123,671,445
======================================================================================

REPURCHASE AGREEMENT -- 13.7%
    19,635,000   Goldman, Sachs & Co., 5.280% due 10/1/99;
                 Proceeds at maturity -- $19,637,890; (Fully collateralized by U.S. Treasury Bonds and Notes, 4.000% to 8.500%
                 due 10/31/00 to 11/15/27; Market value -- $20,027,720)
                 (Cost-- $19,635,000)                                       19,635,000
======================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost-- $139,429,010*)                                  $143,306,445
======================================================================================

+   Non-income producing security.
*   Aggregate cost for Federal income tax purposes is substantially the same.



                        SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                              7

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                           SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Cost-- $119,794,010)                    $123,671,445
     Repurchase agreement, at value (Cost-- $19,635,000)              19,635,000
     Cash                                                                    900
     Receivable for Fund shares sold                                     336,664
     Receivable for securities sold                                    1,510,854
     Receivable from broker - variation margin                           231,088
     Dividends and interest receivable                                   252,407
--------------------------------------------------------------------------------
     TOTAL ASSETS                                                   $145,638,358
--------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                  4,221,824
     Management fees payable                                              90,142
     Distribution fees payable                                            43,682
     Payable for Fund shares purchased                                    32,910
     Accrued expenses                                                    109,730
--------------------------------------------------------------------------------
     TOTAL LIABILITIES                                               $ 4,498,288
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $141,140,070
================================================================================
NET ASSETS:
     Par value of capital shares                                    $     11,703
     Capital paid in excess of par value                             136,372,817
     Undistributed net investment income                               1,242,590
     Accumulated net realized gain from securities
      transactions and future contracts                                  377,787
     Net unrealized appreciation of
      investments and futures contracts                                3,135,173
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $141,140,070
================================================================================
SHARES OUTSTANDING:
     Class A                                                           3,083,434
--------------------------------------------------------------------------------
     Class B                                                           5,032,160
--------------------------------------------------------------------------------
     Class L                                                           3,587,156
--------------------------------------------------------------------------------

NET ASSET VALUE:
     Class A (and redemption price)                                       $12.10
--------------------------------------------------------------------------------
     Class B*                                                             $12.05
--------------------------------------------------------------------------------
     Class L**                                                            $12.05
--------------------------------------------------------------------------------

MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
   Class A (net asset value plus 5.26% of net asset value per share)      $12.74
--------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)      $12.17
--------------------------------------------------------------------------------

  * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
 ** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS               FOR THE PERIOD ENDED SEPTEMBER 30, 1999(A)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
     Dividends                                                       $1,661,369
     Interest                                                         1,036,405
--------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                                          2,697,774
--------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                         636,757
     Management fees (Note 2)                                           616,315
     Registration fees                                                   80,735
     Shareholder and system servicing fees                               80,508
     Shareholder communications                                          52,787
     Audit and legal                                                     44,136
     Directors' fees                                                      7,943
     Custody                                                              6,551
     Other                                                                2,778
--------------------------------------------------------------------------------
     TOTAL EXPENSES                                                  $1,528,510
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 1,169,264
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 7):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)         708,514
        Futures contracts                                              (330,727)
--------------------------------------------------------------------------------
NET REALIZED GAIN                                                       377,787
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments and Futures Contracts:
        Beginning of period                                                  --
        End of period                                                 3,135,173
--------------------------------------------------------------------------------
     INCREASE IN NET UNREALIZED APPRECIATION                          3,135,173
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS                         3,512,960
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                               $4,682,224
--------------------------------------------------------------------------------

 (a) For the period from February 26, 1999 (commencement of operations) to September 30, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                              9

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET           FOR THE PERIOD ENDED SEPTEMBER 30, 1999(A)
--------------------------------------------------------------------------------

OPERATIONS:
     Net investment income                                          $ 1,169,264
     Net realized gain                                                  377,787
     Increase in net unrealized appreciation                          3,135,173
--------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM OPERATIONS                           4,682,224
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                   --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                               169,714,510
     Cost of shares reacquired                                      (33,256,664)
--------------------------------------------------------------------------------
     INCREASE IN NET ASSETS FROM FUND SHARE TRANSAACTIONS           136,457,846
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                              141,140,070

NET ASSETS:
     Beginning of period                                                     --
--------------------------------------------------------------------------------
     END OF PERIOD*                                                $141,140,070
================================================================================
* Includes undistributed net investment income of:                   $1,242,590
================================================================================

 (a) For the period from February 26, 1999 (commencement of operations) to September 30, 1999.



                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
The Smith Barney Small Cap Value Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and eight other separate investment portfolios: Concert Peachtree Growth Fund, Smith Barney Investment Grade Bond Fund, Smith Barney Contrarian Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Premier Selections Fund and Smith Barney Small Cap Growth Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated using the specific identification method; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank (j) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $73,326 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change and
(m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2.  MANAGEMENT AGREEMENT AND
    OTHER TRANSACTIONS
SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as



--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                             11

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the period ended September 30, 1999 SSB received total brokerage commissions of $11,490.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended September 30, 1999, CFBDS and SSB received sales charges of approximately $883,000 and $407,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                               CLASS A     CLASS B      CLASS L
================================================================================
CDSCs                                          $15,000      $55,000     $21,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the period ended September 30, 1999, total Distribution Plan fees incurred by the Portfolio were:

                                              CLASS A     CLASS B       CLASS L
================================================================================
Distribution Plan Fees                        $61,665     $331,551     $243,541
================================================================================

All officers and one Director of the Fund are employees of SSB.


3. INVESTMENTS
During the period ended September 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
PURCHASE                                                           $124,809,349
--------------------------------------------------------------------------------
SALES                                                                 6,969,718
================================================================================

At September 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $10,573,337
--------------------------------------------------------------------------------
Gross unrealized appreciation                                        (6,695,902)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 3,877,435
================================================================================

4. REPURCHASE AGREEMENTS
The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. OPTION CONTRACTS
Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of

--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At September 30, 1999, the Portfolio had no purchased call or put options.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines. During the period ended September 30, 1999, the Portfolio did not write any call or put options.


6. LENDING OF PORTFOLIO SECURITIES
The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At September 30, 1999, the Portfolio had no securities on loan.


7. FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by custodian in the name of the broker. Additional securities are also segregated up to the current market value of futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or


--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                             13

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

cost of) the closing transactions and the Fund's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At September 30, 1999, the Portfolio had the following open futures contracts:

                                                EXPIRATION           # 0F             BASIS            MARKET         UNREALIZED
                                                MONTH/YEAR         CONTRACTS          VALUE             VALUE            LOSS
==================================================================================================================================
FUTURES CONTRACTS TO BUY:
Russell 2000 Index                                12/99              85          $18,996,012       $18,253,750        $(742,262)
==================================================================================================================================

8. CAPITAL SHARES
At September 30, 1999, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At September 30, 1999, total paid-in capital amounted to the following for each class:

                                                                           CLASS A                CLASS B                 CLASS L
==================================================================================================================================
Total Paid-in Capital                                                 $35,257,882              $59,211,090             $41,905,548
==================================================================================================================================
Transactions in shares of each class were as follows:

                                                        PERIOD ENDED
                                                     SEPTEMBER 30, 1999*
                                              ---------------------------------
                                                SHARES                  AMOUNT
================================================================================

CLASS A
Shares sold                                  5,201,406              $62,511,206
Shares reacquired                           (2,117,972)             (27,239,936)
--------------------------------------------------------------------------------
Net Increase                                 3,093,434              $35,271,270
================================================================================

CLASS B
Shares sold                                  5,263,462              $62,189,378
Shares reacquired                             (231,302)              (2,933,992)
--------------------------------------------------------------------------------
Net Increase                                 5,032,160              $59,255,386
================================================================================

CLASS L
Shares sold                                  3,831,202              $45,013,926
Shares reacquired                             (244,046)              (3,082,736)
--------------------------------------------------------------------------------
Net Increase                                 3,587,156              $41,931,190
================================================================================


* For the period from February 26, 1999 (commencement of operations) to September 30, 1999.



--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout the period:

1999(1)(2)                                       CLASS A          CLASS B          CLASS L
===========================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD              $11.40           $11.40           $11.40
-------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income                            0.15             0.09             0.09
   Net realized and unrealized gain                 0.55             0.56             0.56
-------------------------------------------------------------------------------------------
TOTAL INCOME FROM OPERATIONS                        0.70             0.65             0.65
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                              --               --               --
-------------------------------------------------------------------------------------------
Total Distributions                                   --               --               --
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $12.10           $12.05           $12.05
-------------------------------------------------------------------------------------------
TOTAL RETURN++                                      6.14%            5.70%            5.70%
-------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                 $37,308          $60,620          $43,212
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
   Expenses                                         1.32%            2.08%            2.08%
   Net investment income                            1.94             1.19             1.20
-------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                7%               7%               7%
===========================================================================================

(1) For the period from February 26, 1999 (inception date) to September 30,
    1999.
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.



--------------------------------------------------------------------------------
Smith Barney Small Cap Value Fund                                             15

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
SMITH BARNEY SMALL CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Value Fund as of September 30, 1999, the related statements of operations, changes in net assets, and financial highlights for the period February 26, 1999 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1999 by correspondence with the Fund's custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Small Cap Value Fund as of September 30, 1999, the results of its operations, the changes in its net assets, and financial highlights for the period February 26, 1999 (commencement of operations) to September 30, 1999, in conformity with generally accepted accounting principles.



KPMG LLP

New York, New York
November 16, 1999

--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

SMITH BARNEY
SMALL CAP VALUE FUND


DIRECTORS
Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller


OFFICERS
Heath B. McLendon
President and Chief Executive Officer

LEWIS E. DAIDONE
Senior Vice President and Treasurer

PETER J. HABLE
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


INVESTMENT MANAGER
SSB Citi Fund Management LLC


DISTRIBUTOR
CFBDS, Inc.





CUSTODIAN
PNC BANK, N.A.

SHAREHOLDER SERVICING AGENT
Smith Barney Private Trust
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of shareholders of Smith Barney Small Cap Value Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.







LOGO: SALOMON SMITH BARNEY
A MEMBER OF CITIGROUP


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.



SMITH BARNEY
SMALL CAP VALUE FUND
388 Greenwich Street, MF-2
New York, New York 10013

WWW.SMITHBARNEY.COM/MUTUALFUNDS

FD01745 11/99